Exhibit 10.7

CVRx, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of July, 2020, by and among CVRx, Inc., a Delaware corporation (the “Company”), and (a) each of the holders of Series A-2 Convertible Preferred Stock of the Company, listed on Schedule A, (b) each of the holders of Series B-2 Convertible Preferred Stock of the Company, listed on Schedule B, (c) each of the holders of Series C-2 Convertible Preferred Stock of the Company, listed on Schedule C, (d) each of the holders of Series D-2 Convertible Preferred Stock of the Company, listed on Schedule D, (e) each of the holders of Series E-2 Convertible Preferred Stock of the Company, listed on Schedule E, (f) each of the holders of Series F-2 Convertible Preferred Stock of the Company, listed on Schedule F, (g) each of the holders and purchasers of Series G Convertible Preferred Stock of the Company, listed on Schedule G, and (h) each of the holders of the Common Shares of the Company, listed on Schedule H.

WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares (as defined below) which the Stockholders (as defined below) currently own or hereafter acquire, and to provide for certain rights and obligations in respect thereto as hereinafter provided.

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Co-Sale Stockholder” shall mean each of the Stockholders party hereto.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(c) “Common Shares” shall mean shares of the Company’s Common Stock, par value $.01 per share.

(d) “Common Stockholders” shall mean the holders of Common Shares.

(e) “EIF” shall mean the European Investment Fund and its co-investors.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(g) “Holder” shall mean any person who holds Registrable Securities and any holder of Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(h) “Permitted Transfer” shall mean (i) any transfer of Shares by a Stockholder to such Stockholder’s spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption); (ii) any transfer of Shares by a Stockholder to a trust, partnership, limited liability company or other similar entity for the benefit of such Stockholder or such Stockholder’s spouse, parents, siblings or lineal descendants; (iii) any transfer of Shares by a Stockholder, upon a Stockholder’s death to, the executors, administrators, testamentary trustees, legatees or beneficiaries of such Stockholder; (iv) any transfer of Shares by a Stockholder to any person who controls, is controlled by or is under common control with such Stockholder (within the meaning of the Securities Act); (v) any transfer of Shares by a Stockholder who is a partnership to its current and former partners; (vi) any transfer of Shares by a Stockholder who is a limited liability company to its members; and (vii) any transfer of Shares by a Stockholder who is a corporation to an officer, director or principal shareholder of such corporation.

(i) “Preferred Shares” shall mean the Series A-2 Preferred Shares, Series B-2 Preferred Shares, Series C-2 Preferred Shares, Series D-2 Preferred Shares, Series E-2 Preferred Shares, Series F-2 Preferred Shares and Series G Preferred Shares.

(j) “Preferred Stockholders” shall mean the holders of Preferred Shares.

(k) “Qualified Preferred Stockholder” shall mean a Preferred Stockholder who owns at least 2,900,000 Series G Preferred Shares (appropriately adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like affecting such Preferred Shares).

(l) “Qualified Public Offering” shall have the meaning set forth in the Company’s Twelfth Amended and Restated Certificate of Incorporation.

(m) “Registrable Securities” shall mean the Series A Registrable Securities, the Series B Registrable Securities, the Series C Registrable Securities, the Series D Registrable Securities, the Series E Registrable Securities, the Series F Registrable Securities and the Series G Registrable Securities.

(n) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(o) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and fees and disbursements of one special counsel to any Holders participating in such registration, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include (i) Selling Expenses and (ii) compensation of regular employees of the Company, which shall be paid in any event by the Company.

(p) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(q) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(r) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(s) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

(t) “Series A Holder” shall mean any person who holds Series A Registrable Securities and any holder of Series A Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(u) “Series A Initiating Holders” shall mean any Series A Holder or Series A Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series A Registrable Securities.

(v) “Series A Preferred Shares” shall mean the Company’s shares of Series A-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(w) “Series A-1 Preferred Shares” shall mean the Company’s shares of Series A-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(x) “Series A-2 Preferred Shares” shall mean the Company’s shares of Series A-2 Convertible Preferred Stock, par value $.01 per share.

(y) “Series A Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series A Preferred Shares, Series A-1 Preferred Shares and Series A-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series A Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(z) “Series B Holder” shall mean any person who holds Series B Registrable Securities and any holder of Series B Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(aa) “Series B Initiating Holders” shall mean any Series B Holder or Series B Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series B Registrable Securities.

(bb) “Series B Preferred Shares” shall mean the Company’s shares of Series B Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(cc) “Series B-1 Preferred Shares” shall mean the Company’s shares of Series B-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(dd) “Series B-2 Preferred Shares” shall mean the Company’s shares of Series B-2 Convertible Preferred Stock, par value $.01 per share.

(ee) “Series B Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series B Preferred Shares, Series B-1 Preferred Shares and Series B-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series B Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(ff) “Series C Holder” shall mean any person who holds Series C Registrable Securities and any holder of Series C Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(gg) “Series C Initiating Holders” shall mean any Series C Holder or Series C Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series C Registrable Securities.

(hh) “Series C Preferred Shares” shall mean the Company’s shares of Series C Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(ii) “Series C-1 Preferred Shares” shall mean the Company’s shares of Series C-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(jj) “Series C-2 Preferred Shares” shall mean the Company’s shares of Series C-2 Convertible Preferred Stock, par value $.01 per share.

(kk) “Series C Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series C Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series C Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(ll) “Series D Holder” shall mean any person who holds Series D Registrable Securities and any holder of Series D Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(mm) “Series D Initiating Holders” shall mean any Series D Holder or Series D Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series D Registrable Securities.

(nn) “Series D Preferred Shares” shall mean the Company’s shares of Series D Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(oo) “Series D-1 Preferred Shares” shall mean the Company’s shares of Series D-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(pp) “Series D-2 Preferred Shares” shall mean the Company’s shares of Series D-2 Convertible Preferred Stock, par value $.01 per share.

(qq) “Series D Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series D Preferred Shares, Series D-1 Preferred Shares and Series D-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series D Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(rr) “Series E Holder” shall mean any person who holds Series E Registrable Securities and any holder of Series E Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(ss) “Series E Initiating Holders” shall mean any Series E Holder or Series E Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series E Registrable Securities.

(tt) “Series E Preferred Shares” shall mean the Company’s shares of Series E Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(uu) “Series E-1 Preferred Shares” shall mean the Company’s shares of Series E-1 Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(vv) “Series E-2 Preferred Shares” shall mean the Company’s shares of Series E-2 Convertible Preferred Stock, par value $.01 per share.

(ww) “Series E Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series E Preferred Shares, Series E-1 Preferred Shares and Series E-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series E Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(xx) “Series F Holder” shall mean any person who holds Series F Registrable Securities and any holder of Series F Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(yy) “Series F Initiating Holders” shall mean any Series F Holder or Series F Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series F Registrable Securities.

(zz) “Series F Preferred Shares” shall mean the Company’s shares of Series F Convertible Preferred Stock, par value $.01 per share, which have since been converted to Common Shares.

(aaa) “Series F-2 Preferred Shares” shall mean the Company’s shares of Series F-2 Convertible Preferred Stock, par value $.01 per share.

(bbb) “Series F Registrable Securities” shall mean any (A) Common Shares issued or issuable pursuant to the conversion of the Series F Preferred Shares and Series F-2 Preferred Shares, and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (A) above, provided, however, that Series F Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(ccc) “Series G Holder” shall mean any person who holds Series G Registrable Securities and any holder of Series G Registrable Securities to whom the rights conferred by this Agreement have been transferred in compliance with this Agreement.

(ddd) “Series G Initiating Holders” shall mean any Series G Holder or Series G Holders who in the aggregate hold not less than fifty percent (50%) of the then outstanding Series G Registrable Securities.

(eee) “Series G Preferred Shares” shall mean the Company’s shares of Series G Convertible Preferred Stock, par value $.01 per share.

(fff) “Series G Preferred Stock Purchase Agreement (2016)” shall mean the Series G Preferred Stock Purchase Agreement dated May 31, 2016 between the Company and the purchasers of Series G Preferred Shares, as amended.

(ggg) “Series G Preferred Stock Purchase Agreement (2020)” shall mean the Series G Preferred Stock Purchase Agreement dated July 1, 2020 between the Company and the purchasers of Series G Preferred Shares.

(hhh) “Series G Registrable Securities” shall mean (A) Common Shares issued or issuable pursuant to the conversion of the Series G Preferred Shares and (B) any Common Shares issued as a dividend or other distribution with respect to or in exchange for or in replacement of shares referenced (A) above, provided, however, that Series G Registrable Securities shall not include any Common Shares which have previously been registered or which have been sold to the public.

(iii) “Shares” shall mean the Common Shares and Preferred Shares.

(jjj) “Stockholders” shall mean the Common Stockholders and the Preferred Stockholders.

SECTION 2

Registration Rights

2.1 Demand Registration.

(a) Request for Registration from Series A Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series A Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series A Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(b) Request for Registration from Series B Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series B Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series B Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(c) Request for Registration from Series C Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series C Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series C Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(d) Request for Registration from Series D Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series D Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series D Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(e) Request for Registration from Series E Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series E Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series E Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(f) Request for Registration from Series F Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series F Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series F Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(g) Request for Registration from Series G Holders. If at any time or times after the earlier of (i) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, and (ii) three years after the date of this Agreement, the Company shall receive from the Series G Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Series G Registrable Securities, the aggregate proceeds of which (after deduction for underwriter’s discounts and expenses related to the issuance) exceed $10,000,000, the Company will:

(i) within ten (10) days of receipt thereof, give written notice of the proposed registration to all other Holders; and

(ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is delivered.

(h) Limitations on Registration. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to Section 2.1(a), (b), (c), (d), (e), (f) or (g):

(i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) During the period starting with the date forty-five (45) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration initiated by the Company for it or any of its security holders (other than the initial public offering of the Company for which the period shall be extended to six (6) months after the effective date of the offering); provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, the Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 hereof.

The Company shall not be obligated to effect, or to take any action to effect, (a) any registration pursuant to Section 2.1(a) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (b) any registration pursuant to Section 2.1(b) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (c) any registration pursuant to Section 2.1(c) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (d) any registration pursuant to Section 2.1(d) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (e) any registration pursuant to Section 2.1(e) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (f) any registration pursuant to Section 2.1(f) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), (g) any registration pursuant to Section 2.1(g) after the Company has initiated two (2) such registrations (but not including any registration effected pursuant to Section 2.3), so long as such 2.1(a), 2.1(b), 2.1(c), 2.1(d), 2.1(e), 2.1(f) or 2.1(g) registrations (i) have been declared or ordered effective and have been pursuant to which securities have been sold or (ii) have been withdrawn by the Holders (if the Holders have not elected to bear the Registration Expenses pursuant to Section 2.4 hereof and would, absent such election, have been required to bear such expenses by Section 2.4).

(i) Registration Statement. Subject to Section 2.1(h), the Company shall file a registration statement covering the Registrable Securities so requested to be registered under Section 2.1(a), 2.1(b), 2.1(c), 2.1(d), 2.1(e), 2.1(f), 2.1(g) or 2.3 as soon as practicable, and in any event within forty-five (45) days after receipt of the request or requests of the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in this clause (h) above) the Company may not defer the filing for a period of more than ninety (90) days after receipt of the request of the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

(j) Inclusion of Other Securities of the Company. The registration statement filed pursuant to the request of the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, the Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, may, subject to the provisions of Sections 2.1(k) and 2.1(l) hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

(k) Underwriting. The right of any Holder to registration pursuant to Section 2.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he or she holds.

(l) Procedures. If the Company shall request inclusion in any registration pursuant to Section 2.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 2.1, the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or Series G Initiating Holders, as applicable, shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, which underwriters are reasonably acceptable to the Company. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded in such manner shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.1(m), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 2.1(l).

(m) Priority on Demand Registration. Notwithstanding any other provision of this Section 2.1, if the representative of the underwriters advises the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, the Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, the Series E Initiating Holders, the Series F Initiating Holders or the Series G Initiating Holders, as applicable, shall so advise all Holders, and the number of shares to be included in the underwriting or registration shall be allocated as follows: (i) in the case of a registration requested by Series G Initiating Holders, (A) first, among all Series G Holders, (B) second, among all other Holders, including the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders and Series F Initiating Holders, as applicable, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested for inclusion by the Holders and (C) third, to any other Common Shares of the Company (including Common Shares issued or issuable upon conversion of any currently unissued series of Preferred Shares) or other securities of the Company (collectively, the “Other Shares”), (ii) in the case of a registration requested by Series F Initiating Holders, (A) first, among all Series F Holders, (B) second, among all other Holders, including the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D, Series E Initiating Holders and Series G Initiating Holders, as applicable, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested for inclusion by the Holders and (C) third, to the Other Shares, (iii) in the case of a registration requested by Series E Initiating Holders, (A) first, among all Series E Holders, (B) second, among all other Holders, including the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series F Initiating Holders and Series G Initiating Holders, as applicable, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested for inclusion by the Holders and (C) third, to any other Common Shares of the Company (including Common Shares issued or issuable upon conversion of any currently unissued series of Preferred Shares) or the Other Shares, (iv) in the case of a registration requested by Series D Initiating Holders, (A) first, among all Series D Holders, (B) second, among all other Holders, including the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series E Initiating Holders, Series F Initiating Holders and Series G Initiating Holders, as applicable, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested for inclusion by the Holders and (C) third, to the Other Shares and (v) in any other case, (A) first, among all Holders, including, without limitation, the Series A Initiating Holders, Series B Initiating Holders, Series C Initiating Holders, Series D Initiating Holders, Series E Initiating Holders, Series F Initiating Holders or Series G Initiating Holders, as applicable, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested for inclusion by the Holders and (B) second, to any Other Shares. In the case of clauses (i), (ii), (iii), (iv) and (v) above, the Other Shares shall be excluded first, pro rata based on the number of shares held by each Holder thereof, and then, in the event of the complete exclusion of Other Shares from such registration, if the aggregate number of Registrable Securities cannot be so included as a result of such limitations, the remaining Registrable Securities shall be excluded, pro rata based on the number of shares held by each Holder thereof.

2.2 Company Registration.

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is delivered by the Company. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any person does not agree to the terms of any such underwriting, he or she shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with this Section 2.2.

(c) Priority on Company Registrations. Notwithstanding any other provision of this Section 2.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude the Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting as set forth below:

(i) Initial Public Offering. If the registration is the first Company-initiated registered offering of the Company’s securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s Stockholders (including the Holders), provided, that (i) first, the securities the Company proposes to sell shall be included, (ii) second, the Registrable Securities, if any, requested to be included in the registration shall be included, pro rata among the Holders of such Registrable Securities on the basis of the number of shares each such Holder requested to be included in the registration, and (iii) third, Other Shares shall be included, pro rata among the holders of such Other Shares on the basis of the number of Other Shares each such holder requested to be included in the registration.

(ii) Subsequent Offering. If such registration is a subsequent Company-initiated registered offering of the Company’s securities to the general public, the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company’s Stockholders (including the Holders); provided, that (i) first, the securities the Company proposed to sell shall be included, (ii) second, Registrable Securities requested to be included in the registration shall be included, pro rata among the Holders of such Registrable Securities on the basis of the number of shares each such Holder requested to be included in the registration and (iii) third, Other Shares, pro rata among the holders of such Other Shares on the basis of the number of Other Shares each such holder requested to be included in the registration; provided, that, the Holders shall be entitled to register at least twenty-five percent (25%) of the securities to be included in any such registration.

2.3 Registration on Form S-3.

(a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2, any Holders shall have the right to request registrations on Form S-3 or any similar short form registration (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders); provided, however, that the Company shall not be obligated to effect any such registration if: (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $5,000,000; (ii) in a given twelve (12) month period, after the Company has effected one such registration in any such period pursuant to this Section 2.3(a); (iii) the registration is in any jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process to effect such registration; or (iv) after the Company has effectuated five such registrations.

(b) If a request complying with the requirements of Section 2.3 (a) hereof is delivered to the Company, the provisions of Sections 2.1(a)(i) and (ii), Section 2.1(b)(i) and (ii), Section 2.1(c)(i) and (ii), Section 2.1(d)(i) and (ii), Section 2.1(e)(i) and (ii), Section 2.1(f)(i) and (ii), Section 2.1(g)(i) and (ii) and Section 2.1(h) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 2.1(i), 2.1(j), 2.1(k), 2.1(l) and 2.1(m) hereof shall apply to such registration.

2.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2.1, 2.2 and 2.3 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 2.1 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 2.1 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, in which event such registration shall not be treated as a counted registration for purposes of Section 2.1 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep each Holder participating in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

(a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Shares (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty (120) day period shall be extended to a period of one year;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of the Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions;

(h) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;

(i) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(j) Promptly notify the Holders and the underwriters, if any, of the following events and (if requested by any such persons) confirm such notification in writing: (i) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such document; (ii) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (iii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

(k) Cause all such Registrable Securities to be listed on each securities exchange on which the same class of securities issued by the Company is then listed;

(l) Except in the case of any registration of Registrable Securities on Form S-3 that is not an underwritten offering, enter into such customary agreements (including, without limitation, underwriting agreements in customary form) and take all such other actions as shall be necessary or customary in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(m) Except in the case of any registration of Registrable Securities on Form S-3 that is not an underwritten offering, make available for inspection by any Holder, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by any such Holder or underwriter (“Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company in each case that are relevant to such registration statement (“Records”), and cause the Company’s officers, directors, employees and independent accountants to supply all relevant information reasonably requested by any such Inspector in connection with the registration statement; provided that the Company shall not be required to comply with this Section 2.5(m) to the extent there is a reasonable likelihood, in the reasonable judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall be used only in connection with such registration, and shall be kept confidential and shall not be disclosed by the Inspectors (other than to any Holder) unless (i) such Records have become generally available to the public or (ii) the disclosure of such Records may be necessary or appropriate (A) in compliance with any law, rule, regulation or order applicable to any such Inspector or Holder, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which any such Inspector or Holder is a party; provided, that prior notice be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to this clause to permit the Company to obtain a protective order (or waive the provisions of this clause) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector;

(n) Permit any Holder to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing relating to such Holder or its plan of distribution, which in the reasonable judgment of the Holder and its counsel should be included;

(o) Make every commercially reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable best efforts promptly to obtain the withdrawal of such order;

(p) Use its commercially reasonable best efforts to cause such Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Securities;

(q) Cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of Registrable Securities to the underwriters; and

(r) Except in the case of a registration of Registrable Securities on Form S-3 that is not an underwritten offering, obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in the registration statement, in each case dated the effective date of the registration statement (and if such registration involves an underwritten offering, a bring-down “cold comfort” letter dated the date of the closing under the underwriting agreement), in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the managing underwriters, if any, and to the Holders of a majority of the Registrable Securities participating in the offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder and underwriter.

2.6 Indemnification.

(a) The Company will indemnify each Holder, each of its officers, directors, partners, employees, members, legal counsel, accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, members and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that, the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder, and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder; and provided further that the obligations of each such Holder hereunder shall be limited to an amount equal to the net proceeds after expenses and commissions to such Holder from Registrable Securities sold in such offering.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that, counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party’s ability to defend against such claim or litigation is impaired as a result of such failure to give notice.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and of the Indemnifying Party on the other in connection with the actions or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 2.6(d) exceed the net proceeds (after expenses and commissions) from the offering received by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

2.7 Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.8 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority of the Preferred Shares, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are equal to or more favorable than the registration rights granted to the Holders hereunder.

2.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

(c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.10 “Market Stand-Off” Agreement. If requested by the Company and an underwriter of Common Shares (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Shares (or other securities) of the Company held by such Holder (other than those included in the registration) for no more than 180 days from the effective date of the first registration of the Company’s securities, including securities to be sold on its behalf to the public in an underwritten offering; provided, however, that all executive officers, directors and one percent (1%) or greater stockholders (calculated on an as-converted, as-if-exercised basis) of the Company must enter into similar lock-up agreements as well. The Company agrees to use its best efforts to negotiate an underwriting agreement and individual lock-up agreements that provide for pro rata release from the lock-up such that, if (i) the Chief Executive Officer of the Company, (ii) the Named Executive Officers of the Company so named in the registration statement under which such Common Shares (or other securities) are registered, (iii) a Director of the Company or (iv) any stockholder holding greater than five percent (5%) of the outstanding capital stock of the Company is wholly or partially released from the lock-up, each Holder shall be similarly released to the same extent pro rata in accordance with such party’s holdings.

The obligations described in this Section 2.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s initial public offering under the Securities Act that are consistent with this Section 2.10 or that are necessary to give further effect thereto.

2.11 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 2.1, 2.2 or 2.3 shall terminate upon the earlier of (i) all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 within a ninety (90) day period for any continuous one hundred and eighty day (180) day period so long as the Company has completed a Qualified Public Offering, or (ii) the expiration of seven (7) years after the closing of a Qualified Public Offering.

SECTION 3

General Prohibition on Transfers; Permitted Transfers

3.1 Transfer Restriction. No Stockholder shall directly or indirectly sell, exchange or otherwise transfer to any person any Shares unless (i) such Stockholder has complied with all of the terms of this Agreement, including, without limitation, Section 4.1, if applicable; and (ii) as a condition precedent to such transfer, the transferee becomes a party to this Agreement by executing a copy of this Agreement, which such execution shall provide such transferee with all of the rights and obligations of a Stockholder hereunder. Any purported sale, exchange or other transfer in violation of any provision of this Agreement shall be void and ineffectual and shall not operate to transfer any interest or title to the purported transferee.

3.2 Restrictive Legends. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legends in substantially the following forms:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

(b) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTORS’ RIGHTS AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH INVESTORS’ RIGHTS AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.”

3.3 Notice of Proposed Transfer. Notwithstanding the requirements of Section 4.1, prior to any proposed transfer of any Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, such Stockholder shall give written notice to the Company of such Stockholder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in the case of Permitted Transfers) by either (a) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act, or (b) such other showing that may be reasonably satisfactory to legal counsel to the Company, whereupon the holder of such Shares shall be entitled to transfer such Shares in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that no opinion or “No Action” letter need be obtained with respect to a Permitted Transfer provided that, in all such cases, written notice thereof is promptly given to the Company, the transfer complies with the terms and conditions of this Agreement and the transferee agrees to be bound by the provisions of this Agreement. Each certificate evidencing the Shares transferred as above provided shall bear the appropriate restrictive legends set forth in Section 3.2 above, except that such certificate shall not bear the restrictive legend contained in Section 3.2(a) if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

SECTION 4

Co-Sale; Right of First Offer

4.1 Grant; Notice.

(a) In the event a Co-Sale Stockholder proposes to sell, transfer or otherwise dispose of (a “Transfer”) any of such Co-Sale Stockholder’s Shares (the “Co-Sale Shares”) to any proposed purchaser or transferee (a “Transferee”), each of the other Co-Sale Stockholders (the “Non-Selling Holders”) shall have a right of co-sale on the terms described in Section 4.2 to sell such Non-Selling Holder’s Co-Sale Pro Rata Share (as defined in Section 4.2(b) below) of such Co-Sale Shares; provided, however, that such right of co-sale shall be triggered only in the event that the Company and/or the Company’s stockholders do not first purchase such Co-Sale Shares subject to any existing rights of first refusal; and provided, further, that such Transfer is not excepted from the provisions of this Section 4.1 pursuant to Section 4.5.

(b) Immediately upon the expiration or waiver of any existing right of first refusal in favor of the Company and/or the Company’s stockholders with respect to the Co-Sale Shares, the Co-Sale Stockholder shall deliver a notice (the “Notice”) to each Non-Selling Holder and to the Company stating, in reasonable detail, (i) his or her bona fide intention to Transfer such Co-Sale Shares, (ii) the number of such Co-Sale Shares to be Transferred, (iii) the price and material terms and conditions upon which the proposed Transfer is to be made, (iv) the identity of the Transferee and (v) all other information reasonably necessary to fully describe the proposed Transfer. The Notice shall include a copy of any written proposal or letter of intent or other agreement relating to the proposed Transfer.

(c) Within 30 days after delivery of the Notice, each Non-Selling Holder shall indicate in writing to the Co-Sale Stockholder, the Company and each other Non-Selling Holder whether it elects to exercise its co-sale right as provided in Section 4.2 below and the number of shares such Non-Selling Holder elects to sell (the “Purchaser Election Notice”). Any Non-Selling Holder’s failure to deliver a Purchaser Election Notice with respect to such Co-Sale Shares within such 30-day period shall be automatically deemed to be a delivery of a Purchaser Election Notice indicating such Non-Selling Holder’s election not to exercise any co-sale rights with respect to the proposed Transfer.

(d) In the event that the Company assigns its right of first refusal under Section 5.06 of the Company’s Amended and Restated Bylaws, as amended, as permitted by clause (c) of such Section 5.06, the Company shall assign such right to all Qualified Preferred Stockholders on a pro rata basis. For purposes of the foregoing, the Company shall assign its right of first refusal to each Qualified Preferred Stockholder with respect to that number of shares of capital stock equal to the product obtained by multiplying (i) the aggregate number of shares of each class or series of capital stock for which the Company is assigning its right of first refusal by (ii) a fraction, (1) the numerator of which is the number of shares of capital stock (on an as-converted basis) held by such Qualified Preferred Stockholder, and (2) the denominator of which is the total number of shares of capital stock (on an as-converted basis) held by all Qualified Preferred Stockholders.

4.2 Right of Co-Sale.

(a) Any Non-Selling Holder who timely delivers a Purchaser Election Notice pursuant to Section 4.1(c) above indicating an election to exercise such Non-Selling Holder’s right of co-sale with respect to the Transfer referred to by the Notice and the number of shares such Non-Selling Holder elects to sell (up to such Non-Selling Holder’s Co-Sale Pro Rata Share), shall have the right to sell to the Transferee all or any part of that number of Preferred Shares of Common Shares held by it equal to its Co-Sale Pro Rata Share of the Co-Sale Shares subject to the Notice and on the terms and conditions set forth in the Notice. Notwithstanding the foregoing, to the extent the Transferee requires that the Co-Sale Shares to be purchased be Common Shares, Series A-2 Preferred Shares, Series B-2 Preferred Shares, Series C-2 Preferred Shares, Series D-2 Preferred Shares, Series E-2 Preferred Shares, Series F-2 Preferred Shares or Series G Preferred Shares, each Non-Selling Holder’s right of co-sale shall be contingent upon the ability of such Non-Selling Holder to sell Common Shares, Series A-2 Preferred Shares, Series B-2 Preferred Shares, Series C-2 Preferred Shares, Series D-2 Preferred Shares Series E-2 Preferred Shares, Series F-2 Preferred Shares or Series G Preferred Shares, as the case may be. To the extent one or more of the Non-Selling Holders exercises such right of co-sale in accordance with the terms and conditions set forth herein, the number of shares of Co-Sale Shares that such Co-Sale Stockholder may sell in the Transfer shall be correspondingly reduced. If the consideration to be paid by the Transferee is of a nature that cannot be given to such Non-Selling Holder, then such Non-Selling Holder shall have the right to sell its Co-Sale Pro Rata Share of the Co-Sale Shares subject to the Notice to the Co-Sale Stockholder at the fair market value per share of such consideration as reasonably determined by the Board of Directors of the Company acting in good faith. To the extent that any prospective Transferee refuses to purchase shares or other securities from any Non-Selling Holder exercising its right of co-sale hereunder or to the extent the Co-Sale Stockholder wishes to delay the purchase of shares or other securities from the Non-Selling Holder, the Co-Sale Stockholder shall not sell to such prospective Transferee any securities unless and until, simultaneously with such sale, the Co-Sale Stockholder shall purchase such shares or other securities from such Non-Selling Holder for the same consideration and on the same terms and conditions as the proposed Transfer described in the Notice.

(b) Each Non-Selling Holder’s “Co-Sale Pro Rata Share” for purposes of the right of co-sale hereunder is that number of Common Shares equal to the product obtained by multiplying (i) the aggregate number of Common Shares (on an as-converted, as-exercised basis) covered by the Notice by (ii) a fraction, (1) the numerator of which is the number of Common Shares (on an as-converted, as-exercised basis) held by such Non-Selling Holder at the time of the Transfer, and (2) the denominator of which is the total number of Common Shares (on an as-converted, as-exercised basis) held by such Co-Sale Stockholder and all Non-Selling Holders at the time of the delivery of the Notice.

4.3 Transfer of Shares by Co-Sale Stockholder. Subject to (a) any right of first refusal in favor of the Company and/or any stockholders of the Company and (b) the right of co-sale contained in Section 4.2, the Co-Sale Stockholder may, not later than 90 days following delivery of the Notice, conclude a Transfer of any or all of the Co-Sale Shares covered by the Notice less any securities sold or to be sold to the Transferee by a Non-Selling Holder pursuant to Section 4.2(a) above, on terms and conditions the same or substantially the same as those described in the Notice. The rights of co-sale contained in Section 4.2 shall be binding upon any Transferee of Co-Sale Shares other than a Transferee acquiring Co-Sale Shares in a transaction which complies with this Section 4.

4.4 Termination of Rights of Co-Sale. Notwithstanding anything in this Agreement to the contrary, this Section shall terminate on the earliest of (i) the closing of the Company’s Qualified Public Offering or (ii) the closing of an Asset Transfer or Acquisition (as such terms are defined in the Company’s Twelfth Amended and Restated Certificate of Incorporation).

4.5 Exceptions.

(a) Notwithstanding anything to the contrary in this Agreement, any Co-Sale Stockholder may transfer all or part of his Co-Sale Shares without first complying with the provisions of Sections 4.1 through 4.3 above to: (i) such Co-Sale Stockholder’s ancestors, descendants, siblings or spouse, any executor or administrator of his estate or to a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary primarily for the account of such Co-Sale Stockholder or his ancestors, descendants, siblings or spouse, (ii) any executor or other fiduciary primarily for the account of a non-profit organization or directly to a non-profit organization, (iii) if such Co-Sale Stockholder is an entity, to any of its affiliates, or (iv) the recipient of any other Permitted Transfer (each, an “Exempted Transferee”); provided, however, that this Agreement shall be binding upon each such Exempted Transferee and, prior to the completion of such transfer, each Exempted Transferee or his or its legal representative shall have executed documents in form and substance reasonably satisfactory to the Company, evidenced by their written acknowledgment of such satisfaction, assuming the obligations of the Co-Sale Stockholder under this Agreement with respect to the transferred shares. Such transferred shares shall remain “Co-Sale Shares” hereunder, and references to a “Co-Sale Stockholder” hereunder shall be deemed thereafter to apply to and include the transferor or transferees of any such shares.

4.6 Right of First Offer.

(a) The Company hereby grants to each Qualified Preferred Stockholder a right of first offer with respect to future sales by the Company of its Securities (as hereinafter defined). A Qualified Preferred Stockholder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

(b) Each time the Company proposes to offer any shares of or securities convertible into or exercisable for any shares of any class of its capital stock (the “Securities”), the Company shall first make an offering of such Securities to each Qualified Preferred Stockholder in accordance with the following provisions and subject to applicable securities laws:

(i) The Company shall deliver a notice (the “Offer Notice”) to the Qualified Preferred Stockholders stating (i) its bona fide intention to offer such Securities, (ii) the number of Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Securities.

(ii) By written notification received by the Company within twenty (20) days after giving of the Offer Notice, each Qualified Preferred Stockholder may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such Securities which equals the proportion that the number of Shares issued and held by such Qualified Preferred Stockholder, on an as-converted, as exercised basis, bears to the total number of Shares of the Company then outstanding on an as-converted, as-exercised basis (the “Proportionate Share”).

(iii) If all shares which Qualified Preferred Stockholders are entitled to obtain pursuant to subsection 4.6(b)(ii) above are not elected to be obtained, the Company may, during the ninety (90) day period following the expiration of the period provided in subsection 4.6(b)(ii) above, offer the remaining unsubscribed portion of such shares to any person or persons at a price not less than and upon terms no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Securities shall not be offered unless first reoffered to the Qualified Preferred Stockholders in accordance herewith.

(iv) The right of first offer in this Section 4.6 shall not be applicable to (i) the issuance or sale of Securities (or options therefor) granted to employees, directors or consultants of the Company pursuant to a stock option plan unanimously approved by the Board, (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iii) the issuance or sale of Securities (or options therefor) to lending or leasing institutions approved by the Board in connection with the Company’s senior, secured debt or equipment leasing provided that such Common Shares issued or issuable do not exceed five percent (5%) of the capital stock of the Company, measured on an as-converted, as-exercised basis, as of the date of this Agreement, (iv) the issuance of Securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, in each case, approved by the Board of Directors, (v) the issuance of Securities in the initial public offering of the Company’s capital stock, (vi) the issuance of Series E-2 Preferred Shares or Series G Preferred Shares (and Common Shares issuable upon conversion of such Series E-2 Preferred Shares or Series G Preferred Shares) pursuant to the warrant, issued to Biosense Webster, Inc. on September 28, 2018, or (vii) the issuance of Series G Preferred Shares pursuant to the Series G Preferred Stock Purchase Agreement (2016) or the Series G Preferred Stock Purchase Agreement (2020).

(v) The right of first offer will terminate (i) at, and pursuant to, a Qualified Public Offering, or (ii) the closing of any Acquisition or Asset Transfer (as such terms are defined in the Twelfth Amended and Restated Certificate of Incorporation of the Company).

SECTION 5

COVENANTS

5.1 Financial and Other Information. The Company hereby covenants and agrees to furnish the following reports to each Qualified Preferred Stockholder:

(a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company;

(b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days thereafter, (i) an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP consistently applied and setting forth in comparative form (A) the figures for the corresponding periods of the previous fiscal year and (B) the Company’s current budget (including any amendments to the Budget as approved by the Board of Directors), subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP;

(c) Within thirty (30) days of the end of each month, an unaudited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and consolidated statements of income and cash flows of the Company and its subsidiaries for such period, prepared in accordance with GAAP consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP;

(d) Prior to the beginning of each fiscal year, an annual financial plan of the Company, set forth by fiscal quarter, which financial plan shall have been approved by the Board of Directors;

(e) Promptly upon becoming available, copies of all audit reports prepared for or delivered to the management of the Company by its outside accountants;

(f) Promptly, from time to time, such other information (in writing if so requested) regarding the assets and properties and operations, business affairs and financial condition of the Company as may be reasonably requested;

(g) Promptly, upon any proposed Asset Transfer or an Acquisition or an initial public offering of the Company’s securities, notice of such transaction and any agreements or documents relating thereto, in which case the Qualified Preferred Holder will be afforded five (5) calendar days to review and comment on such agreements or documents (and the Qualified Preferred Holder may, at its own expense, retain its own counsel in connection therewith); and

(h) Promptly following such time as the Company does not have sufficient operating capital to operate the Company in a manner similar to its then-current operations for a period of at least sixty (60) days, notice of such fact.

5.2 Visitation and Observer Rights. In addition to any rights of inspection afforded stockholders by statute, and so long as Preferred Shares are outstanding, the Company shall permit each Qualified Preferred Stockholder to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such times as reasonably may be requested by the Holder.

5.3 Board Visitation Rights.

(a) So long as Ysios is a Qualified Preferred Stockholder for purposes of Sections 5.1 and 5.2 of this Agreement, Ysios shall have a right to send a visitor who will not be a member of the Board of Directors to all meetings of the Board of Directors, except that the visitor may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons. The Company will reimburse the reasonable travel expenses of the visitor to attend regularly scheduled in-person meetings of the Board of Directors, up to a maximum of $10,000 per year.

(b) So long as Action Potential Venture Capital Limited or its affiliates (“APVC”) continues to hold at least 8,750,000 Series G Preferred Shares, APVC shall have a right to send a visitor who will not be a member of the Board of Directors to all meetings of the Board of Directors, except that the visitor may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.

(c) So long as Hatteras Venture Partners or its affiliates (“HVP”) continues to hold at least 8,000,000 Series G Preferred Shares, HVP shall have a right to send a visitor who will not be a member of the Board of Directors to all meetings of the Board of Directors, except that the visitor may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or for other similar reasons.

5.4 EIF Audit Rights. A portion of the investment made by Coöperatieve Gilde Healthcare IV U.A. (“Gilde”) originated from the European Recovery Program – EIF Facility. EIF and its co-investors will have the right to audit the use by Gilde of the contributions to Gilde by examining the Company’s relevant books and documents at reasonable times upon reasonable notice. The audit may be conducted either in person by the EIF or by a duly authorized third party. Additionally, the Company shall provide Gilde specific information (e.g., headcount information) required by the EIF upon request.

5.5 Directors and Officers Insurance; Expenses. The Company hereby covenants that it currently has and shall retain in full force and effect one or more policies of directors and officers insurance, covering all directors and officers of the Company, issued by insurers of recognized responsibility, insuring against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in a comparable business. The Company will reimburse the members of the Board of Directors for all reasonable out-of-pocket expenses incurred in attending board meetings and other pre-authorized actions associated with the performance of their duties.

5.6 Indemnification. The Certificate of Incorporation or Bylaws of the Company shall at all times provide for the exculpation and indemnification of the Board to the fullest extent permitted by law of the jurisdiction in which the Company is organized, which provisions shall not be amended except as required by applicable law or except to make changes permitted by law that would enlarge the right of indemnifications of the Board.

5.7 Warrants. The Company hereby covenants that it will issue no warrants or other instruments exercisable for or convertible into Preferred Shares.

5.8 Non-Competition Agreements; Confidentiality and Inventions Agreements. The Company shall enter into non-competition agreements with each future officer and employee with scientific, technical, managerial and/or operational responsibility in a form that is standard for a comparable business. The Company shall enter into non-disclosure and non-solicitation provisions with each future officer and employee in a form that is standard for a comparable business. The Company shall enter into agreements with each future officer and employee with scientific, technical, managerial and/or operational experience containing provisions assigning all intellectual property rights to the Company in a form that is standard for a comparable business. Notwithstanding the foregoing, as it relates to the Company’s employees outside of the United States, the Company’s obligations above shall be limited to taking reasonable efforts to obtain such agreements and shall not require the Company to request any agreements that do not comply with applicable local laws.

5.9 Independent Accountants. The Company shall continue to retain independent public accountants of recognized national standing who shall audit the Company’s financial statements at the end of each fiscal year. In the event the services of the independent public accountants so engaged, or any firm of independent public accountants hereafter engaged by the Company, are terminated, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing.

5.10 Insurance. The Company shall continue to maintain valid policies of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same business and similarly situated, including, without limitation, workers compensation insurance and insurance against casualty loss, public liability, libel, slander, defamation, advertising injury and other risks.

5.11 Reservation of Common Shares. The Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Preferred Shares, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the Preferred Stockholders, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite stockholder approval of any necessary amendment to the Company’s Certificate of Incorporation.

5.12 Use of Proceeds. The Company currently intends to use the proceeds from the sale of the Series G Preferred Shares for:

(i) Completing the Company’s U.S. heart failure IDE trial and data analysis for FDA;

(ii) Commercializing the Company’s heart failure and hypertension products; and

(iii) Such other priorities to be determined through consultation with the Board of Directors.

Without limiting the foregoing, none of the proceeds of the offering of Series G Preferred Shares will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any “security” within the meaning of the Securities Act, except as permitted by any investment policy approved by the Board of Directors of the Company. Notwithstanding the foregoing, the parties acknowledge that if, after the Company has exercised its reasonable efforts to accomplish the priorities described above (including adjusting its head count and other variable costs as appropriate to achieve such objectives), the Company’s Board of Directors determines in good faith, after consultation with its financial advisors and outside counsel, that it would constitute a breach of fiduciary duty under applicable law for the Board of Directors to authorize the Company to continue to use the proceeds from the sale of the Series G Preferred Shares for the priorities described above due to reasons other than the Company’s failure to use reasonable efforts to accomplish such priorities, the Board of Directors may determine alternative uses of the proceeds.

5.13 Future Co-Sale Rights. The Company hereby covenants that as a condition of the future sale of its Common Shares or Preferred Shares, it will require that any stockholder who purchases at least 500,000 Common Shares or Preferred Shares execute this Agreement, as such may be amended from time to time and to the extent such stockholder is not already a party hereto, in order that such stockholder becomes subject to the co-sale rights contained in Sections 4.1 through 4.4.

5.14 Termination of Covenants. The covenants provided in this Section 5, other than Section 5.15 below, shall terminate unless earlier terminated in accordance with their terms upon the earlier of: (i) the closing of a Qualified Public Offering when, as a result thereof, the Company is subject to the periodic reporting requirements of the Exchange Act or (ii) the closing of any Asset Transfer or Acquisition.

5.15 SBA Matters.

(a) For a period of one year following the date hereof, the Company shall not change the nature of its business activity if such change would render the Company ineligible as provided in 13 C.F.R. Section 107.720.

(b) So long as any Stockholder that is a licensed Small Business Investment Company (an “SBIC Investor”) holds any securities of the Company, the Company will at all times comply with the non-discrimination requirements of 13 C.F.R. Part 112, 113, and 117.

(c) Upon request of an SBIC Investor, within ninety (90) days after the end of each fiscal year and at such other times as an SBIC Investor may reasonably request, the Company shall deliver to such SBIC Investor a written assessment, in form and substance satisfactory to such SBIC Investor, of the economic impact of such SBIC Investor’s financing specifying the full-time equivalent jobs created or retained in connection with such investment, and the impact of the financing on the Company’s business in terms of profit and on taxes paid by the Company and its employees. Upon request, the Company agrees to promptly provide each SBIC Investor with sufficient information to permit such Purchasers to comply with their obligations under the Small Business Investment Act; provided however, each SBIC Investor agrees that it will protect any information which the Company labels as confidential to the extent permitted by law. Any submission of any financial information under this paragraph shall include a certificate of the Company’s president, chief executive officer, treasurer or chief financial officer.

(d) So long as any SBIC Investor holds any securities of the Company, the Company shall notify each SBIC Investor (i) at least fifteen (15) days prior to taking any action after which the number of record holders of the Company’s voting securities would be increased from fewer than fifty (50) to fifty (50) or more, and (ii) of any other action or occurrence after which the number of record holders of the Company’s voting securities was increased (or would increase) from fewer than fifty (50) to fifty (50) or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

(e) The Company shall provide each SBIC Investor and the Small Business Administration (the “SBA”) reasonable access to the Company’s books and records for the purpose of confirming the use of proceeds described in Section 5.12 above.

5.16 Publicity. The Company shall originate no written or oral or other public disclosure (a “Release”) that mentions Johnson & Johnson Innovation – JJDC, Inc. (“JJDC”) (or the name of any affiliate or investor of JJDC), including for the avoidance of doubt, any publicity, news release or other announcement regarding the existence of any arrangement between the Company and JJDC (or any affiliate of JJDC) without JJDC’s prior consent in each instance, unless such disclosure is reasonably necessary to comply with applicable laws; provided, however, that in the event of a legally required Release, the Company will immediately consult with JJDC with respect to the text of such Release and will provide JJDC with a copy of the Release prior to its publication.

5.17 JJDC Information Rights. For so long as JJDC continues to hold at least its Preferred Shares, (i) upon reasonable periodic request, the Company shall provide JJDC’s medical device group affiliate with information about the Company’s business, (ii) representatives of JJDC’s medical device group affiliate shall have the opportunity to meet with management of the Company at least once per quarter, at such times to be reasonably agreed by the Company and JJDC, and (iii) JJDC will be able to nominate one member to the Company’s Scientific Advisory Board.

5.18 Policies Regarding GSK Standards of Conduct. APVC, a wholly owned subsidiary of GlaxoSmithKline plc (“GSK”), has adopted policies pursuant to which it has committed to the highest standards of conduct in all aspects of its business and to conduct business with honesty and integrity, and in compliance with all applicable legal and regulatory requirements. In particular, the Company acknowledges receipt of the “Prevention of Corruption - Third Party Guidelines.” APVC also expects its business partners to comply with these same ethical standards, particularly with respect to the conduct of research and development. Accordingly, the Company shall use commercially reasonable efforts to ensure that it and any of its subsidiaries operate to these same standards of conduct, including the principles set forth in the “Prevention of Corruption - Third Party Guidelines.” The Company shall use commercially reasonable efforts to notify APVC if it becomes aware of any activities or proposed activities to be conducted by itself or any of its subsidiaries that may be contrary to GSK’s publicly announced ethical standards or the principles set forth in the “Prevention of Corruption - Third Party Guidelines” of which the Company is aware or has been notified.

SECTION 6

MISCELLANEOUS

6.1 Governing law. This Agreement shall be governed in all respects by the laws of the state of Delaware without regard to the conflict of laws principles thereunder.

6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and shall amend and restate the Seventh Amended and Restated Investors’ Rights Agreement by and among the Company and certain of its stockholders dated August 5, 2016, effective upon this Agreement’s execution by the Company and the holders of at least a majority of the Series A-2 Preferred Shares, Series B-2 Preferred Shares, Series C-2 Preferred Shares, Series D-2 Preferred Shares, Series E-2 Preferred Shares, Series F-2 Preferred Shares and Series G Preferred Shares. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and by holders of at least fifty-three percent (53%) of the Preferred Shares; provided, that no consent of any Preferred Stockholder shall be necessary for any amendment and/or restatement which merely includes additional holders of Preferred Shares or other preferred stock of the Company as “Preferred Stockholders” as parties hereto or additional holders of Common Shares as “Common Stockholders” as parties hereto solely for purposes of Sections 4.1 through 4.5 and which does not materially increase such Preferred Stockholders’ obligations hereunder (other than to increase the number of aggregate Common Shares (on an as-converted, as-exercised basis) subject hereto as a result of the addition of such additional stockholder); provided, however, that Sections 5.16 and 5.17 may not be amended without the consent of JJDC and Section 5.4 may not be amended without the consent of Gilde. Any such amendment, waiver, discharge or termination shall be binding on all the Stockholders, but in no event shall the obligation of any Stockholders hereunder be materially increased, except upon the written consent of such Stockholders.

6.4 Notices, etc. Unless otherwise provided, any notice and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by electronic mail or facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the mailing or electronic address indicated for such party on the books of the Company, or at such other address, electronic address or facsimile number as such party may designate, with a copy of such notice to any counsel listed for such party on the schedules hereto, or, in the case of any notice or other communication to the Company, to the Company at 9201 West Broadway Avenue, Suite 650, Minneapolis, MN 55445, Attention: CFO, with a copy of such notice to Faegre Drinker Biddle & Reath LLP, 90 South Seventh Street, Minneapolis, MN 55402, Attention: Amy C. Seidel, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective on the earlier of: (i) five (5) days from the date of mailing, (ii) when sent, if sent by electronic mail, (iii) confirmed facsimile transfer, or (iv) actual receipt by the party to be notified.

6.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Stockholder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

6.6 Rights; Separability. Unless otherwise expressly provided herein, a Stockholder’s rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.7 Confidentiality. Each Stockholder shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret information which such Stockholder may obtain from the Company, and which the Company has prominently marked “confidential”, “proprietary” or “secret” or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company as required hereunder, unless such information is or becomes known to the Stockholder from a source other than the Company or is or becomes publicly known, unless the Company gives its written consent to the Stockholder’s release of such information, or unless otherwise required to be disclosed by law, except that no such written consent shall be required (and Stockholder shall be free to release such information) if such information is to be provided to a Stockholder’s counsel or accountant, or to an officer, director or general or limited partner or corporate affiliate of a Stockholder or to employees of, or consultants to, a Stockholder on a “need to know” basis, provided that the Stockholder shall inform the recipient of the confidential nature of such information and shall instruct the recipient to treat the information as confidential and, in the case of disclosure to a corporate affiliate, such recipient shall be bound by an obligation to keep such information confidential.

6.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.10 Aggregation of Shares. All Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

COMPANY

CVRx, Inc.

/s/ Nadim Yared
Nadim Yared
Chief Executive Officer

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement effective as of the day and year first above written.

New Enterprise Associates VIII, Limited Partnership

By:	NEA Partners VIII, L.P.
its General Partner

By:	/s/ Louis Citron
Its:

New Enterprise Associates 8A, Limited Partnership

By:	NEA Partners 10, L.P.
its General Partner

By:	/s/ Louis Citron
Its:

New Enterprise Associates 10, Limited Partnership

By:	NEA Partners 10, L.P.
its General Partner

By:	/s/ Louis Citron
Its:

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Johnson & Johnson Innovation – JJDC, Inc.

By:	/s/ V. Kadir Kadhiresan
Name: V. Kadir Kadhiresan
Title: Vice President, Venture Investments

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

COÖPERATIEVE GILDE HEALTHCARE IV U.A.

By:	/s/ Edwin de Graaf
Name: Edwin de Graaf
Title:

By:	/s/ Marc Perret
Name: Marc Perret
Title:

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

ACTION POTENTIAL VENTURE CAPITAL LIMITED

By:	/s/ Subesh Williams
Name: Subesh Williams
Title: Director

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Ysios BioFund I F.C.R.

By:	Ysios Capital Partners SGEIC, SAU
Its management company

	By:	/s/ Joël Jean-Mairet
Name: Joël Jean-Mairet
Its: Managing Partner

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

WINDHAM LIFE SCIENCES PARTNERS II, L.P.

By:	Windham Life Sciences Partners II
General Partner, LLC

By:	/s/ Adam Fine
Name: Adam Fine
Title: Managing Member

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Kathryn S. Nehra Family Trust

/s/ G. Henry Entwisle
Name:	G. Henry Entwisle
Title:	Trustee

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Lauren M. Nehra Family Trust

/s/ G. Henry Entwisle
Name:	G. Henry Entwisle
Title:	Trustee

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Graf Capital Investors LLC

By:	/s/ Andrew Graf
Name:	Andrew Graf
Title:	Manager

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

John D. McNeill
Revocable Trust U/A/D 10/21/2004

By:	/s/ John D. McNeill
Name:	John D. McNeill
Its: Trustee

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

/s/ Robert K. Anderson
Robert K. Anderson

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Wendyce H. Brody Separate Property Trust
dated August 3, 2016

/s/ Wendyce H. Brody
Name:
Trustee

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

JACK E. MEYER AND MARY LOU MEYER,
AND SUCCESSORS, TRUSTEES OF THE
JACK E. MEYER REVOCABLE TRUST
DATED OCTOBER 15, 2003

/s/ Jack E. Meyer
Jack E. Meyer, Trustee

/s/ Mary Lou Meyer
Mary Lou Meyer, Trustee

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

/s/ Michael T. Kelly
Michael T. Kelly

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Strategic Healthcare Investment Partners I, L.P.

By:	SHIP I GP, LLC
Its:	General Partner

By:	/s/ Mudit K. Jain
Mudit K. Jain, PhD
General Partner

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

VENSANA CAPITAL I, L.P.

By:	Vensana Capital I GP, LLC
Its:	General Partner

By:	/s/ Kirk Nielsen
Name: Kirk Nielsen
Title: Managing Partner

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Hatteras Venture Partners VI, LP

By:	Hatteras Venture Advisors VI, LLC, its general partner

By:	/s/ Doug Reed
Doug Reed
Manager

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

Venrock Healthcare Capital Partners III, L.P.
By:	VHCP Management III, LLC, its general partner
By:	VR Advisor, LLC, its manager

VHCP Co-Investment Holdings III, LLC
By:	VHCP Management III, LLC, its manager
By:	VR Advisor, LLC, its manager

By:	/s/ Nimish Shah
Authorized Signatory

Signature Page to Eighth Amended and Restated Investors’ Rights Agreement

SCHEDULE A

HOLDERS OF SERIES A-2 PREFERRED STOCK

W.R. Brody Revocable Trust dated 8-15-2016
Wendyce H. Brody Separate Property Trust dated August 3, 2016
Jack E. Meyer and Mary Lou Meyer, and Successors, Trustees of the Jack E. Meyer Revocable Trust dated October 15, 2003
NEA Ventures 2001, Limited Partnership
New Enterprise Associates 10, Limited Partnership
Bank of America, N.A., as Trustee for the Thomas R. Hektner Roth IRA #1877067

A-1

SCHEDULE B

HOLDERS OF SERIES B-2 PREFERRED STOCK

TH&CH, LLC
Jack E. Meyer and Mary Lou Meyer, and Successors, Trustees of the Jack E. Meyer Revocable Trust dated October 15, 2003
New Enterprise Associates 10, Limited Partnership
New Enterprise Associates 8A, Limited Partnership
Action Potential Venture Capital Limited

B-1

SCHEDULE C

HOLDERS OF SERIES C-2 PREFERRED STOCK

New Enterprise Associates VIII, Limited Partnership
New Enterprise Associates 8A, Limited Partnership
New Enterprise Associates 10, Limited Partnership
A. Jay Graf and Mary Ann Graf 2010 Irrevocable Trust u/a/d December 23, 2010, as amended
TH&CH, LLC
Michael T. Kelly
Action Potential Venture Capital Limited

C-1

SCHEDULE D

HOLDERS OF SERIES D-2 PREFERRED STOCK

Johnson & Johnson Innovation – JJDC, Inc.*
New Enterprise Associates VIII, Limited Partnership
New Enterprise Associates 8A, Limited Partnership
New Enterprise Associates 10, Limited Partnership
A. Jay Graf and Mary Ann Graf 2010 Irrevocable Trust u/a/d December 23, 2010, as amended
TH&CH, LLC
Action Potential Venture Capital Limited

*Send copies of any notices to such Investor given pursuant to Section 6.4 of this Agreement to: Johnson & Johnson Innovation (JJDC), One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attn: Kevin Norman, and JJDC Operations, 410 George Street, New Brunswick, NJ 08933, Attn: Linda Vogel.

D-1

SCHEDULE E

HOLDERS OF SERIES E-2 PREFERRED STOCK

Johnson & Johnson Innovation – JJDC, Inc.*
New Enterprise Associates 10, Limited Partnership
John D. McNeill Revocable Trust U/A/D 10/21/2004
A. Jay Graf and Mary Ann Graf 2010 Irrevocable Trust u/a/d December 23, 2010, as amended
Kathryn S. Nehra Family Trust
Lauren M. Nehra Family Trust
Action Potential Venture Capital Limited

*Send copies of any notices to such Investor given pursuant to Section 6.4 of this Agreement to: Johnson & Johnson Innovation (JJDC), One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attn: Kevin Norman, and JJDC Operations, 410 George Street, New Brunswick, NJ 08933, Attn: Linda Vogel.

E-1

SCHEDULE F

HOLDERS OF SERIES F-2 PREFERRED STOCK

Johnson & Johnson Innovation – JJDC, Inc.*

New Enterprise Associates VIII, LP

New Enterprise Associates 8A, Limited Partnership

New Enterprise Associates 10, Limited Partnership

John D. McNeill Revocable Trust U/A/D 10/21/2004

A. Jay Graf and Mary Ann Graf 2010 Irrevocable Trust u/a/d December 23, 2010, as amended

Kathryn S. Nehra Family Trust

Lauren M. Nehra Family Trust

Robert K. Anderson

W.R. Brody Revocable Trust dated 8-15-2016

Wendyce H. Brody Separate Property Trust dated August 3, 2016

Michael T. Kelly

Bank of America, N.A., as Trustee for the Thomas R. Hektner Roth IRA #1877067

Jack E. Meyer and Mary Lou Meyer, and Successors, Trustees of the Jack E. Meyer Rev Trust dated October 15, 2003

Ysios BioFund I F.C.R.

Total Renal Care, Inc.

CardioNord AB

John R. Brintnall

Action Potential Venture Capital Limited

*Send copies of any notices to such Investor given pursuant to Section 6.4 of this Agreement to: Johnson & Johnson Innovation (JJDC), One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attn: Kevin Norman, and JJDC Operations, 410 George Street, New Brunswick, NJ 08933, Attn: Linda Vogel.

F-1

SCHEDULE G

HOLDERS AND PURCHASERS OF SERIES G PREFERRED STOCK

Johnson & Johnson Innovation – JJDC, Inc.*
New Enterprise Associates VIII, LP
New Enterprise Associates 8A, Limited Partnership
New Enterprise Associates 10, Limited Partnership
John D. McNeill Revocable Trust U/A/D 10/21/2004
Graf Capital Investors LLC
Kathryn S. Nehra Family Trust

Lauren M. Nehra Family Trust

Robert K. Anderson

W.R. Brody Revocable Trust dated 8-15-2016

Wendyce H. Brody Separate Property Trust dated August 3, 2016

Michael T. Kelly

Bank of America, N.A., as Trustee for the Thomas R. Hektner Roth IRA #1877067

Thomas R. Hektner Revocable Trust dated December 24, 1992, as amended

Jack E. Meyer and Mary Lou Meyer, and Successors, Trustees of the Jack E. Meyer Rev Trust dated October 15, 2003

Ysios BioFund I F.C.R.

Total Renal Care, Inc.

CardioNord AB

John R. Brintnall

Action Potential Venture Capital Limited

Coöperatieve Gilde Healthcare IV U.A.

Windham Life Sciences Partners II, L.P.

Strategic Healthcare Investment Partners I, L.P.**

Vensana Capital I, L.P.

Hatteras Venture Partners VI, LP

Venrock Healthcare Capital Partners III, L.P.

VHCP Co-Investment Holdings III, LLC

*Send copies of any notices to such Investor given pursuant to Section 6.4 of this Agreement to: Johnson & Johnson Innovation (JJDC), One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attn: Kevin Norman, and JJDC Operations, 410 George Street, New Brunswick, NJ 08933, Attn: Linda Vogel.

**Send copies of any notices to such Investor given pursuant to Section 6.4 of this Agreement to: Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304-1130, Attn: John Sellers; jsellers@cooley.com.

G-1

SCHEDULE H

HOLDERS OF COMMON SHARES

Ameriprise Trust Company FBO Robert S. Kieval IRA Acct. 17549387-3-021
Bobby I. Griffin and Barbara P. Griffin, trustees of the Bobby I. Griffin Revocable Trust dated June 13, 2011
Christopher H. and Kathryn Porter, JTWROS
D. William Kaufman, TTEES of the Dale A. Spencer Revocable Trust U/A
JDC Spencer Investment Co., LLP
OCI, Ltd.
Joshua Makower, Trustee U/A 5/6/97 by Makower Family Trust
Larry Wales
Leslie S. Matthews
Pensco Trust Company CUST FBO Matthew M. Burns Roth IRA
Peter T. Keith and Barbara A. Keith, JTWROS
William H. Kucheman
Susanne M. Olin Edward S. Andrle
Tyler P. Lipschultz
Vertical Fund I, LP
Vertical Fund II, LP
Vickie E. Selzer
Frazier Affiliates IV, L.P.
Frazier Healthcare IV, L.P.
New Enterprise Associates VIII, Limited Partnership
Bruns H. Grayson
New Enterprise Associates 8A, Limited Partnership
Nadim Yared John R. Brintnall Martin A. Rossing Dean Bruhn-Ding Robert S. Kieval

TH&CH, LLC

H-1

Dover Street VII, LP

HarbourVest Partners VIII Venture Fund LP

HarbourVest Partners VII Venture Ltd.

Anupam Dalal

Andrew Jensen

Leerink Revelation Healthcare Fund I, L.P.

Susan Adams

Adams Street Trust – ABS Ventures VI, L.P. Series

Philip Black

The 2003 Secondary Brinson Partnership Fund Offshore Series Company Ltd.

R. William Burgess, Jr.

Castelein Family Partnership

Caley Castelein

Maria Chapital

Dunlap-Black Investments LLC

Mary Emmerling

Virginia Gambale

Bruns Grayson

John R. Luongo and Rhonda R. Luongo, Trustees or Successor Trustee, of The Luongo Living Trust U/A/D November 17, 1988

W. Andrew Mims

Matthias Norweg

James Sanger

James & Sarah Shapiro Family Trust dtd 9/10/91

James Shapiro

The Richard and Helen Spalding Revocable Trust dtd 3/29/1999

Pierre Suhrcke

Thayer Swartwood

Scott Yaphe

Action Potential Venture Capital Limited

H-2